FUNDX CONSERVATIVE UPGRADER FUND

SCHEDULE OF INVESTMENTS AT JUNE 30, 2020 (UNAUDITED)

Shares			Value
		Investment Companies: 99.5%
		Bond Funds:
14,200		iShares Barclays 7-10 Year Treasury Bond ETF	$1,730,554
25,500		iShares Broad USD Investment Grade Corporate Bond ETF	1,540,710
12,100		iShares Core U.S. Aggregate Bond ETF	1,430,341
153,011		Metropolitan West High Yield Bond Fund - Class I	1,523,988
24,300		Schwab Intermediate-Term U.S. Treasury ETF	1,428,354
15,000		SPDR Bloomberg Barclays High Yield Bond ETF	1,517,400
76,904		TCW Total Return Bond Fund - Class I	806,726
16,700		Vanguard Intermediate-Term Bond ETF	1,556,273
19,000		Vanguard Intermediate-Term Treasury ETF	1,340,830
11,800		Vanguard Total Bond Market ETF	1,042,412
		Total Bond Funds 17.9%	13,917,588
		Core Funds:
55,069		Akre Focus Fund - Institutional Class	2,715,444
25,700		Amplify Blackswan Growth & Treasury Core ETF	788,476
16,282		Fidelity Blue Chip Growth Fund	2,086,064
123,743		Infinity Q Diversified Alpha Fund - Institutional Class *	1,618,561
113,055		Invesco Summit Fund - Class Y	2,780,031
22,000		iShares Edge MSCI USA Momentum Factor ETF	2,882,000
25,500		iShares Russell Top 200 Growth ETF	2,718,810
91,494		Polen Growth Fund - Institutional Class	3,520,675
15,000		Vanguard Growth ETF	3,031,350
		Total Core Funds 28.4%	22,141,411
		Total Return Funds:
56,420		Calamos Market Neutral Income Fund - Class I	753,774
131,402		Calvert Balanced Fund - Class I	4,698,953
76,101		Fidelity Advisory Balanced Fund - Class I	1,761,736
184,438		Fidelity Puritan Fund	4,337,990
223,061		George Putnam Balanced Fund - Class Y	4,668,668
323,104		Hussman Strategic Total Return Fund ^	4,685,004
122,499		Janus Henderson Balanced Fund - Class I	4,477,344
123,319		Merger Fund - Institutional Class	2,108,748
190,803		Pax Sustainable Allocation Fund - Institutional Class	4,520,118
479,920		Vanguard LifeStrategy Income Fund - Investor Class	7,937,872
138,081		Vivaldi Merger Arbitrage Fund - Class I	1,436,046
		Total Total Return Funds 53.2%	41,386,253
		Total Investment Companies
		(Cost $72,931,202)	77,445,252
		Short-Term Investments: 0.5%
354,271		Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.06% #	354,271
		Total Short-Term Investments
		(Cost $354,271)	354,271
		Total Investments: 100.0%
		(Cost $73,285,473)	77,799,523
		Liabilities in Excess of Other Assets: 0.0%	(4,405)
		Net Assets: 100.0%	$77,795,118

	*	Non-income producing.
	#	Annualized seven-day yield as of June 30, 2020.
	^	A portion of the securities held by the Fund are considered to be illiquid. The fair value total of the portion of all such illiquid securities is $1,788,562 (representing 2.3% of net assets).

Summary of Fair Value Disclosure
June 30, 2020 (Unaudited)

Investments in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the Funds’ board of directors. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith or under the direction of the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2020 the Fund did not hold fair valued securities.

The Fund may utilize various methods to measure the fair value of some of their investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2020:

FundX Conservative Upgrader Fund	Level 1	Level 2	Level 3	Total
Investment Companies	$77,445,252	$-	$-	$77,445,252
Short-Term Investments	354,271	-	-	354,271
Total Investments in Securities	$77,799,523	$-	$-	$77,799,523